UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 18, 2006


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                              93-0926999
(State of other Jurisdiction                              (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                            52241
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

ITEM 8.01.  OTHER EVENTS

     On May 18, 2006, Heartland Express, Inc. (the "Company") announced the promotion of Michael Gerdin to President of Heartland Express, Inc. A copy of the press release issued by the Company is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                HEARTLAND EXPRESS, INC.

Date: May 18, 2006                              BY: JOHN P. COSAERT
                                                -----------------------
                                                JOHN P. COSAERT
                                                Vice-President
                                                Finance and Treasurer

                                  EXHIBIT INDEX

99.1 Press release issued by the Company on May 18, 2006 announced the promotion of Michael Gerdin to President of Heartland Express, Inc.

                                Exhibit No. 99.1


May 18, 2006, For Immediate Release

Press Release

Heartland Express, Inc. Announces New President.

CORALVILLE, IOWA - May 18, 2006 - Heartland Express, Inc. (Nasdaq: HTLD) announced today the promotion of Michael Gerdin to President of Heartland Express, Inc. Mr. Russell Gerdin will continue to serve as Chairman and Chief Executive Officer having served as President since 1978.

Chairman and Chief Executive Officer of Heartland Express Russell Gerdin, stated: "Heartland Express has a long history of success in building a growth organization dependent upon the strength of our people, dedicated to service excellence. Our reputation as being a leader in the industry for financial strength and operational performance sets a high watermark in our industry. Our long term success speaks to the depth of Heartland's management team and character of our people in our organization. This announcement is part of our long term vision for the continued growth and success".

Michael Gerdin started with Heartland Express, Inc. in 1983. Since that time he has held numerous positions throughout the Company. He has held positions in the operations, sales, safety, shop, and driver recruiting departments.

Mr. Gerdin received his BA degree in Business Management from Luther College in 1992.

Michael was elected to the Heartland Express, Inc. Board of Directors in 1996, an appointment of which he currently serves.

From 1998 to 2001 he served as President of A&M Express, Inc. of Kingsport, TN a wholly owned subsidiary of Heartland Express, Inc. purchased in 1997.

In 2001, Michael was appointed Vice President of Regional Operations for Heartland Express which currently represents approximately 65% of Heartlands revenue base.

Mr. Russell Gerdin further commented "These are exciting and challenging times, I am confident that Michael and his management team will be successful in furthering our past success. As Chairman and CEO I look forward to working closely with Michael in his new role as President".

This press release may contain statements that might be considered as forward-looking statements or predictions of future operations. Such statements are based on management's belief or interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.


                        Contact: Heartland Express, Inc.
                           John Cosaert or Mike Gerdin
                                  319-545-2728


                                 END OF REPORT